Harbor Fund
Supplement to Prospectus dated March 1, 2005 (as revised June 15, 2005) and
Statement of Additional Information dated March 1, 2005 (as revised June 15, 2005)
Harbor Fund’s Board of Trustees, on behalf of Harbor Mid Cap Growth Fund, has appointed Wellington Management Company, LLP (“Wellington Management”), a registered investment adviser, to serve as the Fund’s subadviser effective September 20, 2005. Wellington Management replaces Wall Street Associates as the subadviser to the Harbor Mid Cap Growth Fund.
The appointment of Wellington Management as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Wellington Management from its own assets.
Wellington Management hereby replaces all references to Wall Street Associates in this Prospectus and Statement of Additional Information, except for references to actual subadvisory fees paid to Wall Street Associates.
The following replaces the information contained in the Risk/Return Summary for Harbor Mid Cap Growth Fund on pages 4 and 5 of the Prospectus:
Portfolio Manager
Michael T. Carmen, CFA
Wellington Management Company, LLP
75 State Street
Boston, MA 02109
Michael T. Carmen has managed the Fund since September 20, 2005.
Investment Goal
Long-term growth of capital.
Principal Style Characteristics
Mid cap companies with significant capital appreciation potential.
Principal Strategies and Investments
The Fund invests primarily in equity securities, principally common and preferred stocks of companies with market capitalizations that fall within the range of the Russell Midcap® Growth Index (“mid cap companies”). As of June 30, 2005, the range of the Index was $1.074 billion to $13.844 billion.
In general, the Fund stays fully invested in stocks and does not try to time the market. The subadviser uses a bottom up approach, employing fundamental analysis to identify individual companies for potential investment in the Fund’s portfolio.
In analyzing companies for investment, the subadviser looks for, among other things:
•	Strong earnings growth

•	Improving operating trends

•	Competitive advantages such as a superior management team

•	Attractive relative value within the context of a security’s primary trading market
Under normal circumstances, the Fund intends to invest substantially all, but must invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of equity securities of mid cap companies. The Fund’s 80% investment policy may not be changed unless the Fund provides 60 days advance notice to its shareholders. The Fund may invest up to 15% of its assets in foreign securities.
Principal Risks
Stocks do fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments if any of the following occurs:
•	A drop in the stock market.

•	The market favors value stocks over growth stocks or small or large cap stocks over mid cap stocks.

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock.

•	The subadviser’s judgment about the attractiveness, value and potential appreciation of particular companies’ stocks prove to be incorrect.

Because the Fund invests primarily in stocks of mid cap companies, the Fund’s performance may be more volatile than a fund which invests primarily in stocks of large cap companies. Mid cap companies may have more limited product lines, markets and financial resources than large cap companies. They may also have shorter operating histories and more volatile businesses. Mid cap stocks tend to trade in a wider price range than large cap stocks. In addition, it may be harder to sell these stocks, particularly in large blocks, which can reduce their selling price.
The following table presents the past performance of a composite of certain accounts managed by Wellington Management Company, LLP (“Wellington Management”), which serves as the subadviser to Harbor Mid Cap Growth Fund. The Wellington Aggressive Mid Cap Growth composite is comprised of all fee paying accounts under discretionary management by Wellington Management in Wellington Management’s aggressive mid cap growth investment strategy that have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Growth Fund. Except to the extent performance has been adjusted to reflect the operating costs of the Harbor Mid Cap Growth Fund, Wellington Management has prepared and presented the historical performance shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS®), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS®). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Wellington Management in managing all mid cap growth portfolios, with investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Growth Fund. To calculate the performance of the composite net of all operating expenses, the annual fund operating expenses payable by the Institutional share class and the expense payable by the Retirement and Investor shares classes of Harbor Mid Cap Growth Fund for the fiscal year ended October 31, 2004 were used.
The historical performance of the Aggressive Mid Cap Growth composite is not that of any of the Harbor funds, including Harbor Mid Cap Growth Fund and is not necessarily indicative of any fund’s future results. The Harbor Mid Cap Growth Fund commenced operations on November 1, 2000. Harbor Mid Cap Growth Fund’s actual performance may vary significantly from the past performance of the composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of fund’s shares and a fund’s obligation to redeem its shares will not adversely impact the fund’s performance. Also, one of the accounts comprising the composite is not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the composite, they may have had an adverse affect on the performance results of the composite.
WELLINGTON AGGRESSIVE MID CAP GROWTH COMPOSITE PERFORMANCE

	For the Periods Ended June 30, 2005:				For the Periods Ended December 31, 2004:
	1	3	5	Since	1	3	5	Since
Aggressive Mid Cap Growth Composite*	Year	Years	Years	Inception	Year	Years	Years	Inception
Composite net of all Institutional Class operating expenses	9.27	14.69	2.75	3.16	18.92	9.17	N/A	3.47
Composite net of all Retirement Class operating expenses	9.07	14.47	2.56	2.96	18.70	8.96	N/A	3.27
Composite net of all Investor Class operating expenses	8.80	14.20	2.30	2.70	18.41	8.70	N/A	3.01
Composite gross of all operating expenses	10.47	15.93	3.91	4.34	20.19	10.37	N/A	4.65
Russell Midcap® Growth Index	10.86	14.86	-5.23	-4.60	15.48	6.16	-3.36	-5.42

	For the Periods Ended December 31:
	2001	2002	2003	2004
Composite net of all Institutional Class operating expenses	-11.44	-23.02	42.13	18.92
Composite net of all Retirement Class operating expenses	-11.62	-23.18	41.88	18.70
Composite net of all Investor Class operating expenses	-11.85	-23.38	41.56	18.41
Composite gross of all operating expenses	-10.39	-22.09	43.59	20.19
Russell Midcap® Growth Index	-20.15	-27.41	42.71	15.48

Because the adviser voluntarily agreed to limit the fund’s institutional class shares total operating expenses for the current fiscal year to 0.95% and the retirement and investor class share total operating expenses to 1.20% and 1.38% respectively, the performance of the composite net of advisory fees and expenses after giving effect to the expense limitations would have been:

	For the Periods Ended June 30, 2005:				For the Periods Ended December 31, 2004:
	1	3	5	Since	1	3	5	Since
Aggressive Mid Cap Growth Composite*	Year	Years	Years	Inception	Year	Years	Years	Inception
Composite net of all Institutional Class operating expenses	9.45	14.87	2.93	3.34	19.11	9.35	N/A	3.65
Composite net of all Retirement Class operating expenses	9.19	14.60	2.67	3.08	18.82	9.08	N/A	3.39
Composite net of all Investor Class operating expenses	8.99	14.40	2.49	2.89	18.62	8.89	N/A	3.20

	For the Periods Ended December 31:
	2001	2002	2003	2004
Composite net of all Institutional Class operating expenses	-11.28	-22.88	42.35	19.11
Composite net of all Retirement Class operating expenses	-11.52	-23.09	42.03	18.82
Composite net of all Investor Class operating expenses	-11.68	-23.24	41.79	18.62

*	This is not the performance of Harbor Mid Cap Growth Fund. The Aggressive Mid Cap Growth composite includes all fee paying discretionary accounts managed by Wellington Management in Wellington Management’s aggressive mid cap growth investment strategy which have investment objectives, policies and strategies substantially similar to those of the Harbor Mid Cap Growth Fund. As of June 30, 2005, the Aggressive Mid Cap Growth composite was composed of two accounts, totaling approximately $973 million. As of December 31, 2004, the Aggressive Mid Cap Growth composite was composed of one account, totaling approximately $576 million. The inception date of the composite is April 30, 2000.
The following replaces the information under the heading The Adviser and Subadvisers on page 32 of the Prospectus for the Harbor Mid Cap Growth Fund only:

	PORTFOLIO MANAGER AND	MANAGER	BUSINESS EXPERIENCE
FUND	SUBADVISER	SINCE	(PAST FIVE YEARS)

Mid Cap Growth	Michael T. Carmen, CFA	2005	Senior Vice President (since 2003), and
	Wellington Management Company, LLP		Investment Professional (since 1999),
	75 State Street		Wellington Management.
Boston, MA 02109

A discussion regarding the basis for the board of trustees approving the investment advisory agreements of the Fund will be available in the Fund’s annual report to shareholders dated October 31, 2005.
The following replaces the information under the heading Other Information on page 40 of the Statement of Additional Information for the Harbor Mid Cap Growth Fund only:
Harbor Mid Cap Growth Fund. The Fund is subadvised by Wellington Management Company, LLP. The managing partners of the Subadviser are Laurie A. Gabriel, John R. Ryan, and Perry M. Traquina.
Portfolio Manager
Other Accounts Managed
The portfolio manager who is primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, (“Portfolios”) as indicated below. The following tables identify, as of December 31, 2004: (i) the Portfolios managed by the portfolio manager; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (iii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

	Other Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
	# of	Total Assets	# of	Total Assets	# of	Total Assets
	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

All Accounts	3	$2,310.9	10	$711.8	12	$140.7

Accounts where advisory fee is based on account performance (subset of above)	-0-	-0-	4	$282.5	-0-	-0-
Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professional primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio

Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, the Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Mr. Carmen also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager’s various client mandates.
Portfolio Manager Compensation
The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Harbor Capital Advisors, Inc. with respect to the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the period ended August 31, 2005.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of Portfolio Manager includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by that Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the performance of the Russell Mid Cap Growth® Index and the Lipper Mid Cap Growth Average over one and three year periods, with an emphasis on three year results. Portfolio-based incentives across all portfolios managed by a Portfolio Manager can, and typically do, represent a significant portion of a Portfolio Manager’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some Portfolio Managers are also eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Carmen is a partner of the firm.
Securities Ownership
The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2004, by the portfolio manager of the Fund.

Portfolio Manager	Fund(s) Managed by Portfolio Manager	Dollar Range of Shares Owned
Carmen	Harbor Mid Cap Growth Fund*	None
• Wellington Management was appointed Subadviser on September 20, 2005 replacing the prior subadviser.
Effective September 9, 2005